Exhibit 10.154

FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT

            This First Amendment to Purchase and Sale Contract (this “Amendment”) is made as of July 8, 2010 between CCP IV ARBOURS OF HERMITAGE, LLC, a Delaware limited liability company ("Seller") and NEYLAND APARTMENT ASSOCIATES LLC, a Tennessee limited liability company (“Purchaser”).

W I T N E S S E T H:

            WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Contract, dated as of May 21, 2010 with respect to the sale of certain property described therein (the “Contract”);  and

            WHEREAS, Seller and Purchaser desire to amend the Contract on the terms set forth herein.

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sum of $10.00 and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.      Capitalized Terms.     Capitalized terms used in this Amendment shall have the meanings given to them in the Contract, except as expressly otherwise defined herein.

2.      Extension of the Feasibility Period.  The Feasibility Period (as defined in Section 3.1 of the Contract) is hereby extended to July 15, 2010.

3.      Extension of the Closing Date.  The Closing Date (as defined in Section 5.1 of the Contract) is hereby extended to July 26, 2010.

4.      Miscellaneous.           This Amendment (a)  supersedes all prior oral or written communications and agreement between or among the parties with respect to the subject matter hereof, and (b) may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute a single instrument and may be delivered by facsimile transmission, and any such facsimile transmitted Amendment shall have the same force and effect, and be as binding, as if original signatures had been delivered.  As modified hereby, all the terms of the Contract are hereby ratified and confirmed and shall continue in full force and effect.

[Signature Page Follows]

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year hereinabove written.

CCP IV ARBOURS OF HERMITAGE, LLC, a Delaware limited liability company

By: CCP IV ASSOCIATES, LTD., a Texas limited partnership, its member

By: CCP/IV RESIDENTIAL GP, L.L.C., a South Carolina limited liability company, its general partner

By: CONSOLIDATED CAPITAL PROPERTIES IV, LP, a Delaware limited partnership, its manager

By: CONCAP EQUITIES, INC., a Delaware corporation, its general partner

By:  /s/John Spiegleman

Name:  John Spiegleman

Title:  Senior Vice President

Purchaser:

NEYLAND APARTMENT ASSOCIATES LLC,
a Tennessee limited liability company

By:  /s/Joseph A. Fielden Jr.
Name:  Joseph A. Fielden Jr.
Title:  General Manager